UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	December 17, 2014
(December 17, 2014)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.
001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

001-06986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to PNMR Revolving Credit Facility

On December 17, 2014, PNM Resources, Inc. (“PNMR”) entered into a Third Amendment to Credit Agreement, amending its $300 million unsecured revolving credit facility (the “Amendment to PNMR Facility”), among PNMR, the lenders party thereto and Wells Fargo Bank, National Association (“Wells Fargo”), as Administrative Agent. A copy of the Credit Agreement, dated as of October 31, 2011, which has a current maturity date of October 31, 2018, was filed by PNMR as an exhibit to its Form 8-K on October 31, 2011. The First Amendment to Credit Agreement was entered into as of January 18, 2012, and was filed by PNMR as an exhibit to its Annual Report on Form 10-K for the year ended December 31, 2011. The Second Amendment to Credit Agreement was entered into as of October 31, 2013, and was filed by PNMR as an exhibit to its Annual Report on Form 10-K for the year ended December 31, 2013.

The Amendment to PNMR Facility is effective as of December 17, 2014 and in addition to extending the maturity date to October 31, 2019, includes an additional one-year extension option subject to approval by a majority of the lenders, reduces the letter of credit sublimit to $200 million and in connection therewith, reduces the letter of credit commitment of Wells Fargo to $90 million and letter of credit commitment of MUFB Union Bank, N.A. to $35 million, and contains customary market updates to the wording of certain covenants, such as anti-corruption law compliance.

The description of the Amendment to PNMR Facility is not complete and is qualified in its entirety by reference to the entire Amendment to PNMR Facility, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Wells Fargo and the lenders party to the Amendment to PNMR Facility perform normal banking (including as lenders under other facilities) and investment banking and advisory services from time to time for PNMR and its affiliates, for which they receive customary fees and expenses.

Amendment to PNM Revolving Credit Facility

In addition, on December 17, 2014, Public Service Company of New Mexico (“PNM”), a wholly-owned subsidiary of PNMR, entered into a Second Amendment to Credit Agreement, amending its $400 million unsecured revolving credit facility (the “Amendment to PNM Facility”), among PNM, the lenders party thereto and Wells Fargo, as Administrative Agent. A copy of the Credit Agreement, dated as of October 31, 2011, which has a current maturity date of October 31, 2018, was filed by PNM as an exhibit to its Form 8-K on October 31, 2011. The First Amendment to Credit Agreement was entered into as of January 18, 2012, and was filed by PNM as an exhibit to its
Annual Report on Form 10-K for the year ended December 31, 2011.

The amendments provided for in the Amendment to PNM Facility will be effective upon the satisfaction of certain conditions including an order by the New Mexico Public Regulation Commission authorizing the amendments by April 30, 2015. In addition to providing for extension of the maturity date to October 31, 2019, the Amendment to PNM Facility includes an additional one-year extension option subject to approval by a majority of the lenders, reduces the letter of credit sublimit to $300 million and in connection therewith, reduces the letter of credit commitment of Wells Fargo to $120 million and letter of credit commitment of MUFB Union Bank, N.A. to $80 million, and contains customary updates to the wording of certain covenants, such as anti-corruption law compliance.

The description of the Amendment to PNM Facility is not complete and is qualified in its entirety by reference to the entire Amendment to PNM Facility, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Wells Fargo and the lenders party to the Amendment to PNM Facility perform normal banking (including as lenders under other facilities) and investment banking and advisory services from time to time for PNM and its affiliates, for which they receive customary fees and expenses.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this item is included in Item 1.01 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Third Amendment to Credit Agreement, entered into as of December 17, 2014, among PNM Resources, Inc., the lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent
10.2
Second Amendment to Credit Agreement, entered into as of December 17, 2014, among Public Service Company of New Mexico, the lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC. PUBLIC SERVICE COMPANY OF NEW MEXICO (Registrants)

Date: December 17, 2014	/s/ Thomas G. Sategna
Thomas G. Sategna Vice President and Corporate Controller (Officer duly authorized to sign this report)